UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 25, 2008

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level , 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-281-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2008 the Board of Directors ("Board") of the Federal Home Loan Bank of Des Moines ("Bank") approved a Long-Term Incentive Compensation Plan ("Plan"). The Plan replaces a long-term incentive program that had been in place since January 1, 2005. The Bank's named executive officers, as identified in its 2007 Annual Report on Form 10-K, filed on March 14, 2008, are participants under the Plan.

The Plan will utilize annual goals established pursuant to the Bank's Annual Incentive Plan to determine long-term award opportunities based upon "threshold," "target" and "excess" award levels. On February 28, 2008, the Bank's Board approved the 2008 goals under the Annual Incentive Plan. For a description of the 2008 goals, see the 8-K Current Report filed by the Bank on March 5, 2008.

Employees eligible under the Plan are assigned a long-term incentive compensation award opportunity which is expressed as a percentage of the employee's base salary for a particular year. Long-term incentive awards under the Plan will be accrued on an annual basis and paid out on a three-year cycle. Payouts for the three-year period beginning January 1, 2008 will be made in the first quarter of 2011 based on the level of achievement of annual goals. For 2008, long-term incentive awards will be capped at the target award level and based on the base salary of a Plan participant as of December 31, 2008. The Bank's Board may, at its discretion, change or deny the grant of awards under the Plan.

For the Bank's CEO, the long-term incentive compensation award opportunity under the Plan is between 12.5% (threshold) and 37.5% (excess). With respect to the Bank's other named executive officers, the long-term incentive compensation award opportunity under the Plan is between 10% (threshold) and 30% (excess).

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This report on Form 8-K contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations and speak only as of the date hereof. These statements may use forward-looking terms or their negatives or other variations on these terms. The Bank cautions that by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, changes in federal laws and regulations. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

July 31, 2008	By:	/s/ Nicholas J. Spaeth

Name: Nicholas J. Spaeth
Title: Executive Vice President/ General Counsel and Chief Risk Officer